POWER OF ATTORNEY

       Know all by these presents, that the undersigned hereby constitutes and appoints each of
Stephanie N. Scroggie, Jocelyn F. Manning and F. Mark Reuter signing singly, the undersigned's true and
lawful attorney-in-fact to:

(1) execute for and on behalf of the undersigned, in the undersigned's capacity as an Officer and/or Director, beneficial owner and/or trustee of stock of Multi-Color Corporation (the "Company"), Forms 3, 4 and 5 in
accordance with Section 16(a) of the Securities Exchange Act of 1934 and the rules thereunder;

(2) do and perform any and all acts for and on behalf of the undersigned which may be necessary or desirable to complete and execute any such
Form 3, 4 and 5 and timely file such form with the United States
Securities and Exchange Commission and any stock exchange or similar authority; and

(3) take any other action of any type whatsoever in connection with the foregoing which, in the opinion of such attorney-in-fact, may be of benefit to, in the best interest of, or legally required by, the undersigned, it being understood that the documents executed by such attorney-in-fact on behalf of the undersigned pursuant to this Power of Attorney shall be in such form and shall contain such terms and conditions as such attorney-in-fact may approve in such attorney-in-fact's discretion.

       The undersigned hereby grants to such attorney-in-fact full power and authority to do and
perform any and every act and thing whatsoever requisite, necessary, or proper to be done in the exercise
of any of the rights and powers herein granted, as fully to all intents and purposes as the undersigned
might or could do if personally present, with full power of substitution or revocation, hereby ratifying and
confirming all that such attorney-in-fact, or such attorney-in-fact's substitute or substitutes, shall lawfully
do or cause to be done by virtue of this power of attorney and the rights and powers herein granted.  The
undersigned acknowledges that the foregoing attorney-in-fact, in serving in such capacity at the request of
the undersigned, are not assuming any of the undersigned's responsibilities to comply with Section 16 of
the Securities Exchange Act of 1934.

 This Power of Attorney shall remain in full force and effect until the undersigned is no longer
required to file Forms 3, 4 and 5 with respect to the undersigned's holdings of and transactions in
securities issued by the Company, unless earlier revoked by the undersigned in a signed writing delivered
to the foregoing attorney-in-fact.

 IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as
of this 10th day of October, 2017.

      By:/s/ Michael J. Henry
         Michael J. Henry